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                      JOINT VENTURE AGREEMENT
                              between
                  AFFORDABLE HOMES OF AMERICA, INC.
                                and
                      TRISTAR USA OF LA, INC.


THIS AGREEMENT TO JOINT VENTURE (the "Agreement") is entered into this 12th day of June, 2000, by and between Affordable Homes of America, Inc., a Nevada corporation, with its principal office and place of business located at 4505 WestHacienda Avenue, Suite I-1, Las Vegas, NV 89118 (herein referred to as "AffordableHomes"), and Tristar USA of LA, Inc., a Louisiana corporation, with its office and principal place of business located at 13208 West Main Street, Larose, LA 70373, (herein reffered to as "Tristar").

WITNESSETH
Affordable Homes and Tristar (hereinafter sometimes referred to as (The Venturers"), acting pursuant to the laws of the states of Nevada and Louisiana, do hereby form a joint venture ("the Venture") for the business and purposes set forth herein:

Purposes and Business: The sole and exclusive purpose and business of theenture shall be the use of Z MIX in construction of residential housing and commercialfacilities, as well as to conduct any other legal and lawful business projects that are mutually agreed upon.
Z MIX is a patented cementitious composite, material with unique insulation and acoustic properties that is termite, insect, rot, mildew, water, and fireproof. The President of Affordable Homes and the President of Tristar shall approve all such written contracts in writing before the Venture enters into such contracts.

Affordable Homes will supply Z MIX for the construction of all residential housing and commercial facilities covered by lhe contracts entered into by the Venture.Affordable Homes will also supply expertise, equipment and personnel as necessary toinsure proper residential and building construction, using Z MIX as the primaryconstruction ingredient. Affordable Homes will provide Z MIX to the Venture at acompetitive price, said price lo be determined and addressed in a subsequent Pricing Agreement to be a part of each contract (unless otherwise stipulated to in writing) and be mutually agreed to in writing and signed by both parties to the Venture.

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Tristar will provide the proposed contracts from corporations or government authorities and will also supply expertise, equipment and personnel as necessary to insure proper residential and commercial building construction. Tristar will be the construction manager for the Venture.

Each Party to the Venture shall be responsible for expenses incurred by it in carrying out the purposes and business of the Venture unless otherwise mutually agreed to in writing, signed by both parties to the Venture.

FORMATION. PURPOSES AND DURATION

Place of Business: Affordable Homes and Tristar will each maintain their own principal offices and places of business.

Title to Venture Property: In the event of an acquisition, title will be held by both parties based upon the agreed percentage of ownership.

Term; The Term of the Venture shall commence on the date of This agree-ment and shall continue until June 1, 2005, unless earlier dissolved and terminated pursuant to this agreement or by mutual consent of Affordable Homes and Tristar or by operation of applicable law.

Qualification: The Venture partners shall qualify and register in Nevada and Louisiana as required by applicable law and shall fill such instruments and documents in the public offices of the above jurisdictions and any other jurisdictions where such filings are required in order to give effect to evidence the nature of the Venture under the laws of Nevada and Louisiana. The terms of this agreement shall be interpreted under the laws of the State of Louisiana.

REPRESENTATIONS. WARRANTIES AND COVENANTS

Affordable Homes and Tristar each represent to the other as follows with full knowledge that each Party is acting in reliance thereon in executing this agreement and in carrying on the Venture with the other party.

Organization: Each Party is, and during the term of the Venture shall, at all times, continue to be a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incor-poration.

Authority; Each Party has all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery by each party of this Agreement, and the performance by each party of its obligations hereunder, have been duly and validly authorized by the Board of Directors of each Party, and no other corporate proceedings on the part of each Party are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed and delivered by each Party, and this Agreement and all exhibits and documents executed and delivered by each party in connection with the consummation of the transactions contemplated hereby, are the valid and legally binding obligations of each Party enforceable against each Party in accordance with the terms hereof and thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization,moratorium, or similar laws affecting creditor's rights generally and by principles of equity (whether considered in a proceeding at law or in equity).
No consent, approval or other action by any governmental authority is required in connection with the execution,delivery and performance by each Party of this Agreement.

NO Violation; The execution, delivery and performance by each Party to this agreement and the consummation of the transactions contemplated hereby, do not and will not (i) violate, conflict with or result in the breech of any provisions of the charter documents or by-laws of each Party, (ii) violate any order, writ, judgment, injunction, award or decree of any federal, state, local or foreign court, arbitrator or governmental or regulatory body against or binding upon each Party, (iii) violate any statute, law or regulation of any governmental or regulatory body. or (iv) result in the creation or imposition of any lien charge or encumbrance of any nature or description upon any of the properties, assets or businesses of the Venture or of each Party.

Confidential Information: During the continuance of the Agreement and for a period of five years after its termination, no Party or employee or counsel or other advisor thereof shall divulge to any person
(except to an Affiliate of such Party which such Party undertakes shall be bound to the provisions of this Article) any trade secret or any other confidential information concerning the business of the Venture or the sale of products and processes made or owned by it that come to the knowledge of such Party or employee by reason of its or his being a Party or employee of the Venture or of a Party unless and to the extent that, in connection with or subsequent to the termination of the Venture, the Party involved shall obtain rights to sell or license products or processes previously made or owned by the Venture. The obligations under this Article shall not apply to any information to the extent that such information is or shall become part of the public domain or which the receiving Party or any such employee shall be able to show to have been in its or his possession prior to the receipt thereof from the Venture or the have been received from a third Party which shall not itself have received such information on a confidential basis from the Venture.



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DISSOLUTION, WINDING UP AND TERMINATION
Termination and Dissolution; The Vnture shall continue until dissolved bymutual consent of the Parties in writing or otherwise terminated in accordance with the provisions hereof:

(a)     If a Party shall:

(i) withdraw from the Venture during the term hereof without the written consent of the other Party; or

(ii) commit a breach of any of the other covenants herein contained and, if such breach shall be remediable, fail to remedy such breach within a period of 45 days after notice from the other
Party inwriting to remedy such breach, or in the case of a dispute as to the existence or occurrence of a breach, 45 days after a final determination that there shall have been a breach;
then such other Party shall be at liberty in every such case forthwith to terminate the Venture by written notice, given prior to the curing of such default. In any such event, the entire cost and expense of conducting any proceeding to dissolve the Venture or for an accounting, or both, shall beborne by the defaulting Party, provided that if the Party alleged to be indefault is found not to be in default the Party originally claiming default shall pay such cost and expense.


(b)If either Party or Affiliate of such Party which then directly or indiectlycontrols such Party shall be involuntarily dissolved or shall make anassignment for the benefit of creditors or be adjudicated a bankrupt, orshall suffer the appointment of a receiver or trustee of its business orproperties by reason of insolvency or liquidation, or shall File or have filedagainst it a petition in bankruptcy or for reorganization under the United States Bankruptcy Act or under the provisions of any law of like effect ofany other country unless such petition filed against it shall be dismissed orstayed within 60 days, this Joint Venture Agreement shall automaticallyterminate and the other Party shall prmptly give notice of such termination to the other Party.

(c)In case of any termination the Venture Agreement in accordance with the provisions of clause (a) of clause (b) of this Section the Joint Venture shall be dissolved as of the date of the notice of termination.

(d) At such time as the Venture shall cease to be a going concern (even though the Venture may continue existence for the purpose of winding up its affairs, paying its debt and distributing any remaining balance to the Venturer);

(e) Upon expiration of the term of the Venture on June 1,2005.

(f)Upon the sale, transfer, conveyance, condemnation or foreclosure of, orcasualty to, all or substantially all of the Venture's assets; or

(g) As provided in this Agreement.

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AMENDMENTS TO JOINT VENTURE AGREEMIENT
Writing Requirements. This agreement may not be amended except by an instrument in writing executed by Affordable Homes and Tristar.

GENERAL PROVISIONS
Complete Agreement:

Amendment. This Agreement constitutes the entire agreement between the partes and supersedes all agreements, representations, warranties, statements.promises and understandings, whether oral or written, with respect to the subject matter hereof. No Party hereto shall be bound by or charged with any oral orwritten agreements, understandings not specifically set forth in the Agreements orthe exhibits hereto.

No Agency- Nothing herein contained shall be construed to constitute any Venture the agent of any other Venturer or to limit the Venturers in the carrying on of their own respective businesses or activities.

Notices. All notices under this Agreement shall be in writing and shall be eemed properly given hereunder is (i) delivered by personal service , (ii)delivered by courier service, (iii) telecopied and confirmed Immediately in writingby a copy mailed by registered or certified mail, postage prepaid, return receiptrequested, or (iv) when received, if sent by certified or registered mail, postageprepaid, return receipt requested, to the Venturers at the addressed hereinafter setforth and to the Venture at its principal place of business. The addresses for notices are as follows:

To Affordable Homes; Affordable Homes of America, Inc.


4505 W. Hacienda Ave. Suite I-1
LasVegas,NV89ll8
Phone: (702) 579-4888
Fax:   (702) 579-4833


Tristar USA of LA, Inc
P.O. Box 357
13208 W. Main St.
Larose, LA 70373
Phone: (504) 798-7321
Fax:   (504) 798-5890


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Counterparts;   This Agreement may be executed in any manner of
counterparts, each which shall be deemed to be an original and all of which shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


AFFORDABLE HOMES OF AMERICA, INC.         TRISTAR USA OF LA, INC.

By: /s/ Merle R. Ferguson         By: /s/ Rodney C. Whitney, Sr.
        -----------------                 ----------------------
        Merle R. Ferguson                 Rodney C. Whitney, Sr.
        President and CEO                 President and CEO